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                            PROSPECTUS SUPPLEMENT

              ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       ALLMERICA SELECT SEPARATE ACCOUNT II
                 (Supplement to Prospectus Dated April 30, 1996)

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                        CHANGES IN DIRECTORS AND OFFICERS

John P. Kavanaugh, Edward J. Parry III and J. Barry May have been elected as Directors of the Company. Mr. Kavanaugh has been a Vice President of the Company since 1992, and previously served as Second Vice-President of the Company. Mr. Kavanaugh is also a Director and Vice President of First Allmerica Financial Life Insurance Company, and is a Director and President of Allmerica Asset Management, Inc. Mr. Parry has been Vice President and Treasurer of the Company since 1993; Assistant Vice President from 1992 to 1993; and was previously a Manager, Price Waterhouse, from 1987 to 1992. He is also a Director and Officer of First Allmerica. Mr. May has been President of the Hanover Insurance Company since September, 1996. He previously served as Eastern Regional Vice-President and Regional Vice President of New England Region of the Hanover Insurance Company. Mr. May is also a Director of First Allmerica.

Krono Huitzingh, Theodore J. Rupley, and Diane E. Wood have resigned as Directors and officers of the Company. Mark C. Colborn has resigned as Controller, but continues as Vice-President.

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Prospectus Supplement dated November 25, 1996.
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